UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K
___________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023
___________________________

STERLING CHECK CORP.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	1-40829		37-1784336
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
6150 Oak Tree Boulevard, Suite 490	Independence	Ohio	44131
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: 1 (800) 853-3228
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2023, on recommendation from the Nominating & Corporate Governance Committee, the Board of Directors of the Company (the “Board”) elected Ms. Kristin Johnsen as a Class II director to serve for a three-year term until the Company’s 2026 Annual Meeting of Stockholders and until her successor has been duly elected and qualified, or until the earlier of her death, resignation, retirement, disqualification or removal. Ms. Johnsen was further elected to serve on the Audit Committee and the Nominating & Corporate Governance Committee.

The Board affirmatively determined that Ms. Johnsen is independent under the applicable standards of the Nasdaq Stock Market LLC and the Securities and Exchange Commission. As an independent non-employee director, Ms. Johnsen will receive compensation in accordance with the Company’s Non-Employee Director Compensation Policy attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 27, 2021. Ms. Johnsen also entered into the Company’s standard indemnification agreement for directors. Ms. Johnsen has no direct or indirect material interest in any transactions that would require disclosure under item 404(a) of Regulation S-K. Ms. Johnsen has no arrangements or understandings with any other person pursuant to which she was selected as a director.

A copy of the press release, dated June 29, 2023, announcing the appointment of Ms. Johnsen is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Sterling Check Corp., dated June 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CHECK CORP.

June 29, 2023	By:	/s/ Steven Barnett
	Name:	Steven Barnett
	Title:	Executive Vice President, Secretary and
Chief Legal & Risk Officer